Exhibit 10.1
Execution Version

CERTAIN INFORMATION IDENTIFIED BY BRACKETED ASTERISKS ([* * *]) HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIFTH AMENDMENT TO
COLLABORATION AND LICENSE AGREEMENT
This Fifth Amendment to Collaboration and License Agreement (this “Fifth Amendment”) dated as of May 3, 2019 (the “Fifth Amendment Effective Date”), is made by and between ModernaTX, Inc. (f/k/a Moderna Therapeutics, Inc.), a corporation organized and existing under the laws of Delaware (“Moderna”), and Merck Sharp & Dohme Corp., a corporation organized and existing under the laws of New Jersey (“Merck”). Each of Moderna and Merck may be referred to herein as a “Party” or together as the “Parties”.
WHEREAS, the Parties hereto are parties to that certain Collaboration and License Agreement dated January 12, 2015 (as amended, the “Agreement”) under which the Parties agreed to collaborate to discover and Develop therapeutic and vaccine products using mRNA Constructs, with the goal of identifying or creating Collaboration mRNA Constructs that are suitable for Development and Commercialization by Merck; and
WHEREAS, the Parties desire to amend the Agreement in accordance with the terms set forth in this Fifth Amendment.
NOW, THEREFORE, in consideration of the mutual covenants set forth in this Fifth Amendment, and other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Amendment; Definitions. The Parties hereby agree to amend the Agreement as set forth in this Fifth Amendment. All terms used in this Fifth Amendment and not otherwise defined herein shall have the same meanings ascribed to such terms in the Agreement.
2.    Phase I Clinical Study for RSV.
2.1.    Conduct of the V172 Phase I Study. Notwithstanding Section 2.9(f) and 15.3(b) of the Agreement, and subject to the remainder of this Paragraph 2 and Moderna’s reimbursement to Merck pursuant to Paragraph 2.2, Merck shall use Commercially Reasonable Efforts to conduct [***] a Phase I Clinical Study (the “V172 Phase I Study”) for the Vaccine Product identified in [***] in accordance with the agreed upon development plan attached hereto as Appendix A (as may be amended by agreement of the Parties, the “V172 Phase I CDP”). The budget for the conduct of the V172 Phase I Study is attached hereto as Appendix B (the “Budget”). Notwithstanding Section 2.9(f) and 15.3(b) of the Agreement, the V172 Phase I Study activities will be conducted in accordance with the V172 Phase I CDP, provided that prior to the Election Date Merck shall have the right to terminate the conduct of the V172 Phase I Study in accordance with this Paragraph 2.1 if: (a) Merck determines in good faith, after due inquiry and in a manner consistent with Merck’s then-current decision-making policies and procedures, that the V172 Phase I Study may unreasonably affect the safety of a clinical subject (a “Safety Issue”); (b) Merck determines in good faith, based on a review of the preclinical and clinical data generated in the course of performing the V172 Phase I Study, that the V172 Study Drug is not demonstrating a clinically significant benefit for the clinical subjects (a “Futility Issue”) [***]; or (c) the Parties mutually agree in writing to terminate the conduct of the V172 Phase I Study. In the event of a Safety Issue, Merck shall promptly notify Moderna in writing of such determination. Moderna may propose modifications to the V172 Phase I Study to address the Safety Issue identified by Merck and, if Merck agrees, the Parties shall amend the V172 Phase I CDP accordingly and Merck shall act to implement such modifications; provided, however, that if Merck, in its sole discretion, believes that there is imminent danger to one or more clinical subjects, Merck need not wait for Moderna to propose modifications and shall instead promptly terminate the V172 Phase I Study, effective immediately upon written notice to Moderna. Furthermore, if Merck, in its sole discretion, believes that any modifications proposed by Moderna will not resolve the Safety Issue, Merck shall promptly terminate the V172 Phase I Study, effective immediately upon written notice to Moderna. In the event of a Futility Issue, Merck shall promptly notify Moderna of such determination. Merck and Moderna shall meet promptly to review the preclinical and clinical data generated in the course of performing the V172 Phase I Study forming the basis for such determination to determine whether such a Futility Issue exists and whether to discontinue the V172 Phase I Study. If, following such meeting, Merck continues to believe that a Futility Issue exists [***] Merck’s discontinuance of the V172 Phase I Study, Merck shall promptly terminate the V172 Phase I Study, effective immediately upon written notice to Moderna, provided, however that Moderna shall not withhold its consent to discontinue the V172 Phase I Study, unless Moderna reasonably believes that a Futility Issue does not exist and such belief is grounded in objective scientifically and clinically supported data that has been provided to or by Merck.
2.2.    V172 Phase I Study Funding. Merck is responsible for the costs and expenses of conducting the V172 Phase I Study, provided that, as reimbursement to Merck for the costs and expenses incurred by Merck in accordance with Appendix A and Appendix B, Moderna shall make Calendar-Quarterly reimbursement payments to Merck up to the amounts set forth in Appendix B for the applicable Calendar Quarter, up to a total of [***] US Dollars ($[***]). Beginning with the Calendar Quarter in which the Commencement of the V172 Phase I Study occurs and for each subsequent Calendar Quarter during which Merck performs the V172 Phase I Study, Merck will send a [***] invoice to Moderna for the reasonably estimated costs and expenses incurred or accrued by Merck in the performance the V172 Phase I Study in accordance with Appendix A and as outlined in Appendix B for such Calendar Quarter. Moderna will pay each invoice within [***] days of Moderna’s receipt thereof, provided that Merck will not issue any invoice for any Calendar Quarter prior to the completion of such Calendar Quarter. For clarity, except for such payments, Merck shall be solely responsible for all costs and expenses incurred in connection with the conduct of the V172 Phase I Study. [***]. Unless advised otherwise by Merck in writing, all payments to be made by Moderna to Merck pursuant to this Paragraph 2.2 shall be made in U.S. dollars by wire transfer to the following bank account:

Bank Name	[***]
Bank Address	[***]
Bank Routing Transit No.	[***]
Depositor Account Title	[***]
Depositor Account No.	[***]
SWIFT Code	[***]

2.3.    V172 Phase I Study Updates. In addition to Merck’s reporting obligations under Section 6.2 of the Agreement, Merck shall prepare and maintain reasonably complete and accurate records regarding the conduct of the V172 Phase I Study. Notwithstanding anything in the Agreement to the contrary, at least once during each Calendar Quarter during the conduct of the V172 Phase I Study, the Parties shall meet [***] for Merck to provide Moderna with an update on the clinical Development of the V172 Study Drug, including [***]. Merck shall provide Moderna with a report regarding the V172 Phase I Study setting forth the[***].
3.    Post R&D Period Product Candidate Notice.
3.1.    Election. Notwithstanding the notice requirements set forth in Sections 2.9(d) of the Agreement, Merck hereby elects to establish the V172 mRNA Construct as a Product Candidate under the Agreement. The applicable TPP is [***], and the V172 mRNA Construct is identified [***]. The Parties shall as soon as reasonably practicable designate patents in accordance with Section 2.9(e) of the Agreement for RSV Product Candidates V172 and [***].
4.    V172 Phase I Study Election.
4.1.    Election. Merck shall conduct an [***] analysis including Day [***] post-vaccination serum neutralization assay titers against RSV A for all clinical subjects in the V172 Phase I Study (the “[***] Analysis”), and shall promptly (but in any event within [***] Business Days) notify Moderna when (a) [***], and (b) Merck has completed its [***] Analysis, which [***] Analysis shall be completed by Merck no later than [***] days following Merck’s notice to Moderna that the[***]. Notwithstanding anything in the Agreement to the contrary, by the earlier of (i) the day that is [***] days after Merck’s completion of such [***] Analysis or (ii) the expiration or termination of the Post R&D Period (such earlier date, the “Election Date”), Merck may elect to continue Developing V172 Study Drug ([***]) by (i) issuing written notice of such election to Moderna, and (ii) making a one-time payment of [***] US Dollars ($[***]) to Moderna (which payment will be non-refundable and non-creditable and not subject to set-off).
4.2.    No Election. If prior to the Election Date (a) the Parties mutually agree in writing to terminate the conduct of the V172 Phase I Study, or Merck terminates the V172 Phase I Study due to Safety Issue or Futility Issue, in each case pursuant to Paragraph 2.1 above, or (b) Merck does not issue the election notice and make the associated payment, in each case as described in Paragraph 4.1 above, then notwithstanding the notice requirements in Sections 15.3(b)(i) and 15.3(b)(ii) or anything else in the Agreement, other than with respect to a Merck termination of the Agreement pursuant to Section 15.3(a) of the Agreement Merck will be deemed to have terminated the Agreement for discretionary reasons, such termination to be effective as of [***] (in each case, the “Termination Date”). In addition to the effects of termination set forth in Section 15.6 of the Agreement, upon such Termination Date Merck agrees to the following:
(i)    All Collaboration mRNA Constructs for RSV (including Product Candidates) and Locked Targets for RSV will automatically become Discontinued mRNA Constructs and Discontinued Targets, respectively, and all such Discontinued mRNA Constructs shall be Terminated Rights; provided, however, that [***].
(ii)    If Moderna requests in writing that Merck transfer responsibility for the V172 Phase I Study to Moderna, to the extent permitted by Law Merck shall as soon as reasonably practicable after the Termination Date assign to Moderna [***], relating exclusively to the V172 Study Drug in the form it exists as of the Termination Date solely for the purposes of Exploiting the V172 Study Drug, and concurrent with such assignment, Merck shall provide Moderna with one (1) copy of the foregoing documentation (to the extent not already provided). Merck hereby grants to Moderna [***].
(iii)    Other than to the extent necessary for Merck to transfer responsibility for the V172 Phase I Study to Moderna or wind-down the V172 Phase I Study in accordance with Section 15.6(c), (a) Merck shall cease all use of Moderna Technology and all Development of and Commercialization of such Terminated Rights and (b) to the extent Merck has on hand [***] supplied by Moderna pursuant to the Clinical Supply Agreement, Merck agrees to [***]. [***]. At Moderna’s reasonable request, Merck’s quality group will in good faith provide [***] with such documents and information as may be reasonably necessary for Moderna to [***]. Notwithstanding the foregoing or anything in the Agreement to the contrary, it remains the sole responsibility of Moderna to [***], and Merck, its Affiliates or Sublicensees shall have no further responsibility or liability with respect to [***].
(iv)    Merck shall, promptly following the Termination Date, provide Moderna with a copy of or otherwise disclose to Moderna: (i) [***] any V172 Study Drug related Regulatory Filing or Regulatory Approvals, where any of the foregoing was either developed using Moderna’s payments made under Paragraph 2.2 or [***]; and (ii) [***], provided that such information was either developed using Moderna’s payments made under Paragraph 2.2 or [***], and Moderna and its Affiliates and bona fide collaboration partners with whom Moderna is Developing V172 Study Drug shall have the right to use such information for the purposes of Exploiting the V172 Study Drug, and to the extent such information is Confidential Information of Merck, the aforementioned named parties shall use such information solely for the purposes of Exploiting the V172 Study Drug. To the extent such information is Confidential Information of Merck, Moderna and its Affiliates shall, [***].
4.3.    Termination of V172 Phase I Study Activities. Notwithstanding anything in the Agreement to the contrary, if, prior to Merck’s completion of the [***] Analysis, Merck (a) terminates the Agreement (including by discontinuing the TPP for RSV) other than pursuant to Section 15.3(a) of the Agreement, or (b) ceases all V172 Phase I Study activities, in each case (a) or (b) other than to the extent such termination or cessation is due to a Safety Issue, a Futility Issue or mutual written agreement of the Parties, Merck shall promptly (but in any event within [***] days of receipt of an invoice from Moderna) refund all payments previously paid by Moderna pursuant to Paragraph 2.2 above, and such termination or failure, as applicable, will be deemed a termination of the Agreement for discretionary reasons with the consequences set forth in Paragraph 4.2 above.
5.    Development and Commercialization in the Pediatric Field.
5.1.    Exception for Moderna Retained Right in the Pediatric Field. Notwithstanding the exclusive licenses granted to Merck in Section 9.1 of the Agreement, Moderna shall retain rights under the Moderna Technology to practice, and to grant licenses under the Moderna Technology solely for Moderna or its Affiliates (alone or in collaboration with a Third Party) to: (a) Exploit mRNA Products, other [***], that are comprised of all of the following:[***] (an “RSV Triple Combination Vaccine”) for the prevention and treatment of RSV infections in [***] (the “Pediatric Field”); provided that [***]; and (b) solely in connection with activities in pursuit of the Development of an RSV Triple Combination Vaccine in the Pediatric Field (which may include activities involving subjects in [***] for the purposes of a [***] studies), the right to Develop (but not Commercialize) mRNA Constructs (and associated mRNA Products) coding for RSV antigens (i.e., not in combination with other mRNA Constructs), excluding [***]. If Merck reasonably determines that its current policies and procedures require that the Parties enter into a pharmacovigilance agreement with respect to mRNA Products incorporating mRNA Constructs coding for RSV antigens, Merck may notify Moderna in writing of same and the Parties will promptly work together in good faith to enter into a pharmacovigilance agreement as soon as reasonably practicable thereafter that shall require exchange of serious adverse events within [***] calendar days after receipt by either Party.
5.2.    Exception to Exclusivity; Covenant [***]. Notwithstanding anything else in the Agreement to the contrary, the Parties acknowledge and agree that as of and following the Fifth Amendment Effective Date, Moderna’s exclusivity covenants shall not apply with respect to [***]. Merck hereby covenants not to, alone or in cooperation with any Affiliate or Third Party, [***] under [***] against Moderna, its Affiliates, or any sublicensees of the Moderna Technology with whom Moderna is Developing the RSV Triple Combination Vaccine in the Pediatric Field, for [***] of an mRNA Construct coding [***], when contained within the RSV Triple Combination Vaccine in the Pediatric Field; provided, that the [***] of the foregoing covenant is limited to [***], and provided further that nothing in this Paragraph 5.2 shall require Merck to disclose any [***] to Moderna.
5.3.    [***].
6.    Discretionary Termination of Certain Programs.
6.1.    Notwithstanding the notice requirements set forth in Sections 2.9(f) and 15.3(b)(i) of the Agreement, Merck hereby exercises its discretionary rights under the Agreement to (a) discontinue the TPP established for VZV and the TPP established for [***], and (b) terminate VZV and [***] as Collaboration Pathogens, in each case, effective as of the Fifth Amendment Effective Date, and the effects shall be as set forth in the Agreement.
6.2.    Merck has been covering the Patent Costs associated with certain Moderna-filed Patents related to [***], [***] and VZV. From and after the Fifth Amendment Effective Date, Merck shall have no further obligation to pay such Patent Costs, and Moderna shall assume full responsibility and be fully responsible for such Patent Costs. Moderna shall promptly inform outside counsel having responsibility for the Prosecution and Maintenance of such Patents and cause such outside counsel to cease billing Merck for such Patent Costs.
7.    Ownership of Certain Intellectual Property Related to RSV, [***] and [***]; Non-Exclusive License Grant.
7.1.    Merck, for itself and on behalf of its Affiliates, hereby assigns (and to the extent such assignment can only be made in the future hereby agrees to assign), to Moderna all its right, title and interest in and to the Patents set forth on Exhibit D and any Patents claiming priority thereto. Merck will cooperate with Moderna to effectuate and perfect the foregoing ownership, including by promptly executing assignments and other documents consistent with such ownership. In consideration for Merck assigning to Moderna all of Merck’s rights, title and interest in and to the Patents set forth on Appendix C and any Patents claiming priority thereto, Moderna hereby grants to Merck [***] license in the Territory under such Patent(s) and any Patent(s) issuing therefrom or claiming priority thereto for [***]; provided that (a) Merck shall not have any license under such Patents pursuant to this Paragraph 7.1 to Exploit [***], and (b) such license does not include any rights to [***]. In addition to the foregoing license, during the Term of the Agreement, such Patents shall as of the Fifth Amendment Effective Date be treated as [***]. For the avoidance of doubt, this Paragraph 7.1 shall survive any termination or expiration of the Agreement.
8.    General Terms. This Fifth Amendment modifies the Agreement only to the extent expressly described herein and does not modify the Agreement (including any attachments and exhibits thereto) in any other manner. Paragraphs 1, 2.2 (only the last sentence), 4.2, 4.3, and 6 through 8 (inclusive) shall survive any termination of the Agreement. This Fifth Amendment shall be construed in accordance with and governed by the laws of the State of New York without giving effect to principles of conflict of laws. This Fifth Amendment may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Facsimile or PDF execution and delivery of this Fifth Amendment by either Party shall constitute a legal, valid and binding execution and delivery of this Fifth Amendment by such Party.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Fifth Amendment to be executed by their respective duly authorized officers as of the Fifth Amendment Effective Date.
MODERNATX, INC.

By:    /s/ Stéphane Bancel
    (Signature)

Name:        Stéphane Bancel

Title:        CEO

MERCK SHARP & DOHME CORP.

By:    /s/ Benjamin Thorner
    (Signature)

Name:         Benjamin Thorner

Title:        SVP & Head of BD&L

Appendix A
[***]

Table 1: V172 Phase 1 Estimated Dosing Schedule
2019
	Treatment Arm	Max dose	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Total n1
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]

[***]

Appendix B
Budget
[***]

“Other costs” include:
[***]
Costs do not include: [***]

Appendix C
Patents for Assignment
RSV:
[***]

[***]

[***]